UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

XCF GLOBAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

XCF GLOBAL, INC.

2500 CityWest Blvd, Suite 150-138

Houston, Texas 77042

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 6, 2026

Dear Stockholder:

You are hereby notified that a Special Meeting of Stockholders (“Special Meeting”) of XCF Global, Inc. (“XCF” or the “Company”) will be held on March 6, 2026, at 10:00 a.m. Eastern Daylight Time, and will be a virtual Shareholder meeting. You can listen to the meeting, submit questions and vote online. You must register for the Special Meeting via virtualshareholdermeeting.com/SAFX2026SM. no later than 11:59 p.m. Eastern Time on Thursday, March 5, 2026. The meeting will be held for the following purposes:

1.	To approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock as of January 26, 2026 pursuant to the private placement offering of shares of Common Stock to a single investor in accordance with Nasdaq Listing Rules 5635(d) and 5635(b) (“Proposal 1” or the “Share Issuance Proposal”).

2.	To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 2” or the “Adjournment Proposal”).

Holders of our Common Stock owning such shares of record at the close of business on February 6, 2026 are entitled to attend and vote at the Special Meeting and any continuation or adjournment thereof. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. The Company does not contemplate discussing any other business at the meeting.

Your vote is very important. Please vote whether or not you plan to attend the Special Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. The Notice of Internet Availability of Proxy Materials contains instructions on how to vote online or by telephone. If you have received a paper copy of our proxy materials, please mark, date, and sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. You may also vote on-line or by phone by following the instructions contained in the accompanying Proxy Statement. You may attend the Special Meeting and vote your shares in person if you wish.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held Virtually on March 6, 2026 at 10:00 a.m. Eastern Daylight Time at www.virtualshareholdermeeting.com/SAFX2026SM.

The Proxy Statement is available at www.proxyvote.com.

By Order of the Board of Directors

William Dale

Corporate Secretary

February 10, 2026

Houston, Texas

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting. On or about February 10, 2026, the Company started mailing to its stockholders the Notice of Special Meeting of Stockholders, Proxy Statement, and form of proxy card (collectively, the “Proxy Materials”). The Proxy Materials are available online at www.proxyvote.com. Stockholders who receive a paper copy of the Proxy Materials, including this Proxy Statement and a form of proxy card or instruction card, may vote online, by telephone or by mail.

XCF GLOBAL, INC.

2500 CityWest Blvd, Suite 150-138

Houston, Texas 77042

PROXY STATEMENT

For The

SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 6, 2026

This Proxy Statement is furnished in connection with the solicitation of your proxy on behalf of the Board of Directors (the “Board”) by XCF Global, Inc., a Delaware corporation (“XCF” or the “Company”), for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held virtually via virtualshareholdermeeting.com/SAFX2026SM, on March 6, 2026, at 10:00 a.m. Eastern Daylight Time and at any adjournment or postponement thereof. Our Board of Directors has fixed the close of business on February 6, 2026 as the record date (“Record Date”) for determining XCF stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What Am I Voting On?

At the Special Meeting, the stockholders will be asked to consider and vote upon the following proposals:

1.	Proposal 1 – To approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock as of January 26, 2026 pursuant to the private placement offering of shares of Common Stock to a single investor in accordance with Nasdaq Listing Rules 5635(d) and 5635(b) (“Proposal 1” or the “Share Issuance Proposal”).

2.	Proposal 2 – To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 (“Proposal 2” or the “Adjournment Proposal”)

Who is Entitled to Vote?

Holders of our Common Stock as of the Record Date may vote at the Special Meeting. Holders of our Common Stock have one vote for each share of Common Stock held on the Record Date. See “How Do I Cast My Vote?” below.

How Does the Board Recommend I Vote?

The Board recommends that you vote your shares:

●	“FOR” the Proposal No. 1 (the “Share Issuance Proposal”).
●	“FOR” the Proposal No. 2 (the “Adjournment Proposal”).

You should carefully consider the detailed discussion of these proposals contained later in this Proxy Statement before voting your shares. If no instructions are indicated, your proxy will be voted FOR each proposal.

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How Do I Cast My Vote?

Persons who hold shares of our Common Stock directly on the Record Date and not through a broker, bank or other financial institution (“Record Holders”) may vote by the following methods:

●	Vote by Internet - Over the Internet, by going to www.proxyvote.com. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.
●	Vote by Telephone - Over the telephone, by dialing 1-800-690-6903 from any touch-tone telephone. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and follow the instructions.
●	Vote by Mail - By mail using the enclosed proxy card. Please complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.
●	Vote by Attendance- By attending the Special Meeting in person and voting.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on March 5, 2026.

Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other nominee (“Beneficial Holders” or “Street Name Holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other nominees that do not receive voting instructions from Beneficial Holders may not vote on any proposal on which the brokerage firm, bank or other nominee does not have discretionary authority to vote (a “Broker Non-Vote”). A large number of brokerage firms, banks and other nominees participate in online programs which provide the opportunity to vote over the Internet or by telephone to eligible Beneficial Holders. Beneficial Holders who elect to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the stockholder information and voting instructions. In order to vote shares held by a Beneficial Holder in person at the Special Meeting, a proxy issued in the owner’s name must be obtained from the stockholder of record (typically your brokerage firm, bank or other nominee) and presented at the Special Meeting.

Do Beneficial Holders need a legal proxy to attend, participate, and Vote at the Special Meeting?

No. Stockholders who hold their shares in street name can enter the meeting with their 16-digit control number VIF or Notice of Availability or Email delivery. Stockholders who hold their shares in street name should contact their bank, broker, or other nominees (preferably at least five days before the Special Meeting) to obtain their 16-digit control number in order to be able to attend, participate in, or vote at the Special Meeting.

Will Stockholders Be Asked to Vote on Any Other Matters?

We do not anticipate that any other matters will be considered at the Special Meeting as our Bylaws limit the business to be considered at the Special Meeting to those set forth in the notice.

May I Revoke My Proxy?

You may revoke your vote at any time before your proxy is voted at the Special Meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the Record Holder or by a brokerage firm, bank or other nominee on your behalf as a Street Name Holder.

If you are the Record Holder of your shares, you may change your vote by:

●	Signing another proxy card with a later date and returning it to us prior to the meeting;
●	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Daylight Time, on March 5, 2026;
●	Attending the meeting and notifying the election official that you wish to revoke your proxy and vote in person; or
●	Sending a written revocation or a duly executed proxy bearing a later date to us at our principal offices.

If Street Name Holder, you should follow the instructions provided by your brokerage firm, bank or other nominee for revoking your proxy.

What is the Quorum Requirement for the Special Meeting?

We need a quorum of stockholders in order to hold the Special Meeting. A quorum exists when at least one-third of the outstanding shares of our Common Stock entitled to vote are represented, either in person or by proxy, at the Special Meeting. As of the Record Date, there were 232,673,544 shares of our Common Stock outstanding and entitled to vote. Accordingly, 77,557,848 shares of our Common Stock must be present either in person or by proxy for a quorum. Abstentions and Broker Non-Votes will be counted as present for purposes of determining the presence of a quorum.

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If a quorum is not present or represented at the meeting, the Chairman of the meeting or the stockholders holding a majority in voting power of the shares of Common Stock entitled to vote and present in person or represented by proxy have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

What Vote is Required for Approval of the Proposals?

Assuming the presence, in person or represented by proxy, of a quorum:

●	Proposal No. 1 (the Share Issuance Proposal) will be approved by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.

●	Proposal No. 2 (the Adjournment Proposal) will be approved by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.

What are “broker non-votes”?

If you are a beneficial owner whose shares of record are held by a broker, you may instruct your broker how to vote your shares. If you do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters.

A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

The Adjournment Proposal is “routine” matters, and banks and brokerage firms may vote your shares on such proposals if you have not given voting instructions. The Share Issuance Proposal is considered “non-routine,” and banks and brokerage firms may not vote your shares on such proposal in the absence of your voting instructions.

What Does It Mean if I Receive More Than One Notice of Special Meeting of Stockholders or One Proxy Card?

Your shares are probably registered in more than one account. You should vote all of your shares.

Where Do I Find the Voting Results of the Special Meeting?

We will report the voting results in a Current Report on Form 8-K within four business days after the end of the Special Meeting.

Who Will Pay the Costs of Soliciting Proxies for the Special Meeting?

The cost of preparing, emailing, assembling and mailing this Proxy Statement and the form of proxy will be borne by XCF. Directors, officers and employees of XCF may also solicit proxies personally or by mail, telephone, or electronic means. No compensation will be paid for such solicitations. In addition, we will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at our request, may send proxies and proxy solicitation material to their clients and principals. XCF may also engage a third-party vendor to solicit proxies from brokerage firms, banks, institutional and individual holders of shares; the Company will bear the cost of such solicitation.

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PROPOSAL 1

APPROVAL OF THE SHARE ISSUANCE PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), for the issuance of shares of Common Stock to EEME Energy SPV I LLC (“EEME”) in excess of 19.99% of the shares of Common Stock outstanding as of January 26, 2026 pursuant to that certain binding Transaction Term Sheet dated January 26, 2026 among the Company, EEME, Southern Energy Renewables Inc., a Louisiana corporation (“Southern”) and DevvStream Corp., an Alberta corporation (“DEVS”).

Background

On January 26, 2026, the Company entered into a binding Transaction Term Sheet (the “Term Sheet”) among the Company, EEME, Southern and DEVS. Pursuant to the Term Sheet, among other things, the Company agreed to sell and XCF agreed to purchase from the Company a total of 100,000,000 shares of Common Stock in exchange for the payment of $10,000,000 in cash pursuant to a private placement exemption (the “Private Placement”). The offer and sale of the shares of Common Stock to EEME is being made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption or exclusion from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions with the EEME to be made under the Term Sheet.

However, the Term Sheet also provides that, notwithstanding the foregoing, in no event shall the Company issue to EEME, nor shall EEME (i) acquire more than 41,639,170 shares of the Company’s Common Stock pursuant to the Term Sheet (the “Share Cap”) or (ii) acquire or otherwise become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of a number of shares of the Company’s Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock until such time as the Company has obtained stockholder approval for such issuance (the “Beneficial Ownership Cap” and together with the Share Cap, the “Stockholder Issuance Approval”).

As of January 26, 2026, immediately prior to the execution of the Term Sheet, the Company had 208,323,544 shares of Common Stock issued and outstanding. The Shares Cap of 41,639,170 shares of the Common Stock represents approximately 19.99% of the Company’s issued and outstanding shares of Common Stock as of January 26, 2026 before the issuance of any shares to EEME.

In accordance with the Term Sheet, of the total 100,000,000 shares of Common Stock that EEME committed to purchase from the Company, on January 26, 2026, EEME purchased from the Company, and the Company issued to EEME, 7,000,000 shares of Common Stock in exchange for the payment of $700,000 in cash. The balance of the shares of Common Stock to be sold to EEME in the Private Placement, in the amount of 93,000,000, will, subject to the Share Cap, be purchased by EEME and issued by the Company in accordance with the following funding schedule: (1) 31,000,000 during the week of February 7, 2026 (in consideration of $3,100,000), (2) 31,000,000 during the week of March 7, 2026 (in consideration of $3,100,000), and (3) 31,000,000 during the week of March 31, 2026 (in consideration of $3,100,000).

It is anticipated that the Company will use the net proceeds from the sale of shares of Common Stock to EEME to convert and build out its New Rise Reno facility for sustainable aviation fuel (“SAF”) blending and related corporate purposes (the “Plant Conversion”).

It is expected that EEME will have customary demand and piggy-back registration rights and will not be subject to any lock-up or other transfer restrictions (other than as imposed by applicable securities laws or underwriters).

No placement agent or underwriter was involved with the Private Placement, and no commissions or similar fees are payable to any third parties in connection with the Private Placement.

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The Term sheet also contemplates a potential merger among the Company, Investor, DEVS and Southern; however, the potential merger is subject to the negotiation and preparation of a definitive merger agreement, due diligence, and various other closing conditions. There can be no assurances that such closing conditions will be satisfied or that the merger will ever be consummated. EEME’s obligation to invest $10,000,000 into the Company pursuant to the Private Placement, however, is not contingent on the merger and is an independent obligation of EEME and the Company.

The Company is holding the Special Meeting, in part, to obtain the Stockholder Issuance Approval. The Company is not contractually obligated with EEME to call the Special Meeting or obtain the Stockholder Issuance Approval. However, until it obtains the Stockholder Issuance Approval, the Company may not sell, and EEME shall not (i) acquire more than 41,639,170 shares of the Company’s Common Stock pursuant to the Term Sheet or (ii) acquire or otherwise become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of a number of shares of the Company’s Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock.

The foregoing descriptions of Term Sheet does not purport to be complete and is qualified in its entirety by the full text of the Term Sheet, which is attached as Exhibits 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 26, 2026. Stockholders are urged to carefully read the Term Sheet.

Reasons for Proposal No. 1 – Nasdaq Stockholder Approval Requirement

We are seeking stockholder approval for Proposal No. 1 because, pursuant to the Term Sheet, we agreed to issue 100,000,000 shares of Common Stock in the Private Placement to EEME, but, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), the Company may not issue shares in excess of 41,639,170 (representing approximately 19.99% of the Company’s issued and outstanding shares of Common Stock as of January 26, 2026, prior to the issuance of any shares to EEME) to EEME, and EEME may not acquire or otherwise become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of a number of shares of the Company’s Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock, until we receive the Stockholder Issuance Approval for the issuance of the shares in excess of the Share Cap.

Under Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock. However, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between the company and the investor or group.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Because of Nasdaq Listing Rule 5635(d), the Term Sheet imposes the Share Cap. On January 26, 2026, the date of the execution of the Term Sheet, the closing price of our Common Stock was $0.144 and the average closing price of our Common Stock for the five (5) trading days immediately preceding January 26, 2026 was $0.14 (the “Minimum Price”)

Until this Proposal 1 is approved by our stockholders, the Company may not sell and EEME may not purchase, below the Minimum Price, more than 41,639,170 shares of our Common Stock. The Share Cap does not apply to the extent that the Company’s stockholders have approved issuances in excess of the Share Cap.

The Board has determined that the entering into the Term Sheet and our ability to issue Common Stock thereunder in excess of the Share Cap are in the best interests of the Company and its stockholders because the ability to sell Common Stock to EEME provides us with a reliable source of capital for the Plant Conversion and related corporate purposes. Therefore, we are seeking stockholder approval under this Proposal 1 to issue shares of Common Stock in excess of the Share Cap to EEME under the terms of the Term Sheet.

Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(d) and 5635(b).

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Potential Consequences if Proposal No. 1 is Not Approved

The Board is not seeking the approval of our Stockholders to authorize our entry into the Term Sheet. We are only seeking for approval to issue shares of Common Stock in excess of the Share Cap. The Company is not contractually obligated with EEME to call the Special Meeting or obtain the Stockholder Issuance Approval. However, until it obtains the Stockholder Issuance Approval, the Company may not sell, and EEME shall not (i) acquire more than 41,639,170 shares of the Company’s Common Stock pursuant to the Term Sheet or (ii) acquire or otherwise become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of a number of shares of the Company’s Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock. As such, until the Stockholder Issuance Approval is obtain, the investment by EEME into the Company pursuant to the Private Placement is capped at $4,163,917.

As discussed above, it is anticipated that the Company will use the entire $10,000,000 that EEME has committed to fund to the Company, subject to the Share Cap, to convert and build out its New Rise Reno facility for sustainable aviation fuel (“SAF”) blending and related corporate purposes (the “Plant Conversion”). Accordingly, our ability to successfully achieve the Plant Conversion and implement our business plans and growth strategy and ultimately maximize value for our Stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our Stockholders do not approve Proposal No. 1.

If we do not obtain the Stockholder Issuance Approval, we will need to seek alternative sources of financing for the Plant Conversion and to pursue our business plans and growth strategy, and there can be no assurances that we will be able to obtain any such alternative financing on advantageous terms or at all. If we do not obtain Stockholder Issuance Approval at the Special Meeting, we may elect to convene additional subsequent stockholders meetings to once again attempt to obtain Stockholder Issuance Approval, which will result in the incurrence of significant additional transaction expenses. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance our business plans and growth strategy.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests upon the issuance of shares of Common Stock to EEME in excess of the Share Cap. If the Stockholder Issuance Approval is obtained, the Company expects to issue to EEME, and EEME expects to purchase, an additional 58,360,830 shares of Common Stock, which such 58,360,830 shares of Common Stock equates to approximately 28% of our issued and outstanding shares immediately prior to the issuance of any shares pursuant to the Private Placement contemplated by the Term Sheet.

Other Matters

The Share Issuance Proposal is separate from and unrelated to, and is not contingent upon, the approval of the Adjournment Proposal.

Vote Required

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote is required for approval of this Proposal No. 1. Abstentions are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. We believe that this proposal will be considered “non-routine” and therefore broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(D) AND 5635(D), AUTHORIZING THE ISSUANCE OF SHARES OF COMMON STOCK TO EEME IN EXCESS OF THE SHARE CAP.

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PROPOSAL 2

APPROVAL OF THE ADJOURNMENT PROPOSAL

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies in favor of each of the proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board, and each of them individually, to vote to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn, postpone or continue the Special Meeting and any adjourned session of the Special Meeting to use additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted against Proposal 1. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal(s) and seek to convince our stockholders to change their votes in favor of such proposal(s).

If it is necessary or appropriate to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of our Common Stock present virtually or represented by proxy at the Special Meeting. Abstentions and broker non-votes, if any, will have no effect on the results of these votes.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 THE AUTHORIZATION TO ADJOURN THE SPECIAL MEETING AS SET FORTH IN PROPOSAL 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of January 29, 2026 by (i) each principal stockholder, (ii) each director; (iii) each of the executive officers; and (iv) all executive officers and directors as a group. Other than the holders listed below, we do not know of any person who beneficially owns more than 5% of our Common Stock as of January 29, 2026. Except as otherwise indicated in footnotes to this table or, where applicable, to the extent authority is shared by spouses under community property laws, to our knowledge, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Five Percent Holders
RESC Renewables Holdings, LLC(1)(2)(3)	66,936,867	31.09%
Encore DEC, LLC(1)(2)(3)	33,944,830	15.76%
Randy Soule(1)(2)(3)	7,951,274	3.69%
GL Part SPV I, LLC(4)(5)(6)	14,187,115	6.59%
GL Part SPV II, LLC(4)(5)(6)	20,588,185	9.56%
EEME Energy SPV I, LLC(4)(5)(6)	13,166,220	6.11%
Sky MD, LLC(7)	11,843,859	5.50%
Directors and Executive Officers(8)
Christopher Cooper	-	*
Pamela Abowd(9)	6,000	*
Carter McCain(10)(11)	7,000	*
Sanford Cockrell(10)	-	*
Si-Yeon Kim(10)	-	*
Wray Thorn(12)	257,332	*
William Dale	-	*
All executive officers and directors as a group (8 persons)	270,332	*

* Less than 1%

(1)	The business address of RESC Renewables Holdings, LLC is 14830 Kivett Lane, Reno, NV 89521. Randy Soule owns all of the membership interests in RESC Renewables Holdings, LLC and has sole voting and investment authority over the shares of our Common Stock indicated in the table.
(2)	The business address of Encore DEC, LLC is 425 Western Rd. #102, Reno, NV 89506. Randy Soule owns all of the membership interests in RESC Renewables Holdings, LLC and has sole voting and investment authority over the shares of our Common Stock indicated in the table.
(3)	The business address of Mr. Soule is 14830 Kivett Lane, Reno, NV 89521. In addition to the shares held by him individually, Mr. Soule, through his ownership of all of the membership interests in RESC Renewables Holdings, LLC, also beneficially owns the shares of our Common Stock held by RESC Renewables Holdings, LLC.
(4)	The business address of GL Part SPV I, LLC is 30 N Gould Street, Suite R, Sheridan, Wyoming 82801. Majique Ladnier is the sole member of GL Part SPV I, LLC and has sole voting and investment authority over the shares of our Common Stock.
(5)	The business address of GL Part SPV II, LLC is 30 N Gould Street, Suite R, Sheridan, Wyoming 82801. Majique Ladnier is the sole member of GL Part SPV II, LLC and has sole voting and investment authority over the shares of our Common Stock.
(6)	The business address of EEME Energy SPV I, LLC is 30 N Gould Street, Suite R, Sheridan, Wyoming 82801. Majique Ladnier is the sole member of EEME Energy SPV I, LLC and has sole voting and investment authority over the shares of Common Stock.

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(7)	The business address of Sky MD, LLC is 149 Sussex Street, Jersey City, NJ 07302. Mihir Dange, former CEO, is the sole member of Sky MD, LLC and has sole voting and investment authority over the shares of Common Stock.
(8)	Unless otherwise noted, the business address of each of XCF’s directors and officers is 2500 CityWest Boulevard, Suite 150 - 138, Houston, TX 77042.
(9)	Upon closing of the Business Combination, Ms. Abowd received an award of restricted stock units representing 45,000 shares of our Common Stock. The restricted stock units will vest over a period of five years with the first vesting to occur on the first anniversary of the award.
(10)	Each of these member of the Board of Directors will receive an award of restricted stock units representing 100,000 shares of our Common Stock in connection with their joining the Board of Directors of New XCF. The restricted stock units will vest over a period of four years with the first vesting to occur on the first anniversary of the award.
(11)	Consists of 7,000 shares of Class A Common Stock held by Mr. McCain’s spouse. Mr. McCain may be deemed to beneficially own these securities pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, although he disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(12)	Focus Impact Partners, LLC beneficially owns 257,332 shares of our Common Stock. Mr. Thorn is a Partner and Co-Founder of Focus Impact Partners, LLC and, as a result, may be deemed to share beneficial ownership of the shares held by Focus Impact Partners, LLC.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

We expect that a number of brokers with account holders who are XCF stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to XCF Global, Inc., Attn: Secretary, 2500 CityWest Blvd, Suite 150-138, Houston, Texas 77042. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy card to vote on such matters in accordance with their best judgment.

Forward-Looking Statements

This Proxy Statement contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Proxy Statement, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Websites

The information contained on the websites referenced in this Proxy Statement are not incorporated by reference into this Proxy Statement. Further, references to website URLs are intended to be inactive textual references only.

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XCF GLOBAL, INC.

ATTN: CORPORATE SECRETARY

2500 CITYWEST BLVD, SUITE 150-138

HOUSTON, TEXAS 77042

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposal 1 and proposal 2:		For	Against	Abstain
1.	To approve the potential issuance of 19.99% or more of the Company’s issued and outstanding Common Stock as of January 26, 2026 pursuant to the private placement offering of shares of Common Stock to a single investor in accordance with Nasdaq Listing Rules 5635(d) and 5635(b)	☐	☐	☐
2.	To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1	☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby ratifies and confirms all that said attorneys in fact, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of the special meeting and the accompanying proxy statement.

Signature of Stockholder	Date	Signature (Joint Owners)	Date

NOTE: Please sign, within the box, exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com

XCF GLOBAL, INC.

This proxy is solicited by the Board of Directors

Special Meeting of Stockholders

March 6, 2026, 10:00 a.m.

The shares represented by this proxy will be voted as specified herein by the stockholder when instructions are given in accordance with the procedures described herein and in the accompanying Proxy Statement. If no specification is made, all shares will be voted “FOR” the approval of the proposals set forth in the Proxy Statement.

The stockholder hereby appoints Christopher Cooper and William Dale, and each of them, with full power to act alone, the true and lawful attorneys in fact and proxies, with the full power of substitution and revocation, to vote all shares of Common Stock entitled to be voted by said stockholder at the Special Meeting of Stockholders of XCF Global, Inc. to be held virtually via virtualshareholdermeeting.com/SAFX2026SM, on March 6, 2026 at 10:00 a.m. Eastern Daylight Time, and in any adjournment or postponement thereof as specified in this proxy. This proxy revokes any proxy previously given.

Stockholders may revoke this proxy at any time prior to the vote at the Special Meeting. If any other business is properly brought before the Special Meeting, the shares represented by this proxy will be voted at the discretion of the proxies identified above.

[CONTINUED AND TO BE SIGNED ON REVERSE SIDE]